UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

UWHARRIE CAPITAL CORP

(Exact name of Registrant as Specified in Its Charter)

North Carolina	000-22062	56-1814206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 North First Street Albemarle, North Carolina		28001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 704-983-6181

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 12, 2020, Uwharrie Capital Corp (the “Registrant”) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were four proposals submitted to shareholders at the Annual Meeting. In the case of Proposal 1, all of the Board of Directors’ nominees were approved and elected to serve on the Registrant’s Board of Directors. The other proposals were also approved by the shareholders entitled to vote at the Annual Meeting. The proposals below are described in greater detail in the Registrant’s definitive proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on April 7, 2020.

The voting results were as follows:

Proposal 1: Proposal to elect seven members of the Board of Directors, for the terms of office indicated or until their respective successors are duly elected and qualified.

Directors Elected	Votes For	Votes Withheld	Broker Non-Votes

Three-Year Terms
Merlin Amirtharaj	3,260,155	32,978	1,124,963
Joe S. Brooks	3,287,457	5,676	1,124,963
W. Chester Lowder	3,270,926	22,207	1,124,963
Wesley A. Morgan	3,250,789	42,344	1,124,963
Frank A. Rankin, III	3,276,193	16,940	1,124,963
Randy T. Russell	3,269,009	24,124	1,124,963
Matthew A. Shaver, MD	3,268,760	24,373	1,124,963

Proposal 2: Proposal to ratify a non-binding shareholder resolution regarding executive compensation.

For	Against	Abstain	Broker Non-Votes

3,113,927	129,160	50,046	1,124,963

Proposal 3: Proposal to ratify a non-binding shareholder resolution regarding the frequency of future advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain

555,065	129,779	2,545,938	62,351

Proposal 4: Proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2020.

For	Against	Abstain	Broker Non-Votes

4,382,352	16,234	19,510	--

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Uwharrie Capital Corp

Date: May 15, 2020	By:	/s/ R. David Beaver, III
R. David Beaver, III
Principal Financial Officer